UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2004 (January 31, 2004)

IASIS HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-94521	76-0450619

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Dover Centre, Building E
113 Seaboard Lane
Franklin, Tennessee	37067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

113 Seaboard Lane, Suite A-200
Franklin, Tennessee 37067

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 NLVH, INC. AUDITED FINANCIAL STATEMENTS
EX-99.2 NLVH, INC. UNAUDITED FINANCIAL STATEMENTS
EX-99.3 PRO FORMA FINANCIAL INFORMATION

Item 2. Acquisition or Disposition of Assets.

     As previously reported on Current Report on Form 8-K, filed on February 2, 2004, on January 31, 2004, and effective as of February 1, 2004, Lake Mead Hospital, Inc. (“Purchaser”), a wholly-owned subsidiary of IASIS Healthcare Corporation (the “Company”), consummated the acquisition of substantially all of the assets of NLVH, Inc. (“Seller”), a wholly-owned subsidiary of Tenet Healthcare Corporation, related to the operation of Lake Mead Hospital Medical Center in Las Vegas, Nevada (the “Hospital”). The transaction was consummated pursuant to an Asset Sale Agreement dated as of January 16, 2004, by and between Seller and the Company (the “Asset Sale Agreement”), which was assigned by the Company to Purchaser pursuant to an Assignment and Assumption of Asset Sale Agreement dated as of January 16, 2004 (the “Assignment”). In connection with the execution of the Assignment, the Company agreed to guarantee Purchaser’s obligations under the Asset Sale Agreement pursuant to a separate Guaranty of Payment and Performance dated as of January 16, 2004, executed by the Company in favor of Seller.

     Pursuant to Item 7(a)(4) of Form 8-K, this Form 8-K/A amends the Current Report on Form 8-K filed on February 2, 2004 to include (1) the financial statements of Seller required by Item 7(a) of Form 8-K and (2) the pro forma financial information required by Item 7(b) of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a) Financial Statements of Businesses Acquired.

     The required financial statements of NLVH, Inc. are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

  (b) Pro Forma Financial Information.

     The required pro forma financial information is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

  (c) Exhibits.

99.1	Audited financial statements of NLVH, Inc. as of and for the fiscal years ended December 31, 2002 and 2001

99.2	Unaudited financial statements of NLVH, Inc. as of and for each of the three months ended December 31, 2003 and 2002

99.3	Pro forma financial information

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE CORPORATION
By:	/s/ W. Carl Whitmer
W. Carl Whitmer
Chief Financial Officer

Date: April 15, 2004

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EXHIBIT INDEX

No.	Exhibit
99.1	Audited financial statements of NLVH, Inc. as of and for the fiscal years ended December 31, 2002 and 2001

99.2	Unaudited financial statements of NLVH, Inc. as of and for each of the three months ended December 31, 2003 and 2002

99.3	Pro forma financial information

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